Fees Summary	Mar. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 499,150,000
Previously Paid Amount	0
Total Fee Amount	76,419.87
Total Offset Amount	0
Net Fee	$ 76,419.87